SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported): November 3, 2000
                                                      ----------------

                            UTOPIA MARKETING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   FLORIDA                          0-19616                   94-3060101
----------------             ---------------------        -------------------
(State or other              (Commission File No.)          (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


                              312 Clematis Street
                                   Suite 500
                        West Palm Beach, Florida 33401
                    ----------------------------------------
                    (Address of principal executive offices)


                                  561-835-9998
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 3.  Bankruptcy or Receivership.

     On November 3, 2000, Utopia Marketing, Inc. (the "Company") filed an assignment for the benefit of its creditors in the Circuit Court for Palm Beach County, which assumed jurisdiction over all of the Company's assets on such date. Moecker & Associates has been retained as the "Assignee" of all of the Company's assets effective as of November 3, 2000.

     A copy of a press release relating to the foregoing filing is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c)	Exhibits

        Exhibit No.          Description
        -----------          -----------

        99.1                 Press Release issued on November 3, 2000.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UTOPIA MARKETING, INC.


                                     By:  /s/Vance F. Kistler
                                        ------------------------------
                                     Name:  Vance F. Kistler
                                          ----------------------------

                                     Title: Chief Financial Officer
                                           ---------------------------

Dated: November 3, 2000

                            EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press Release issued on November 3, 2000.